Mining Lease Agreement

1. This Mining Lease and Agreement (hereinafter called "Agreement"), made and entered into this 14th day of ~~October~~ November, 2007, between **Charles W. Cox, Carol Nicholson**, residing at Rt. 1 Box 115A Thornton, WV ~~26640~~ 26440 and **African Diamond Inc.** a Nevada corporation (hereinafter called) "Lessee".

2. **IN CONSIDERATION OF THE PREMISES,** the parties hereby covenant and agree as follows:

   1. **Lessor Representations.** Lessor warrants and represents that:

   (a) Lessor is the legal and equitable owner of the coal rights in the Leased Premises;

   (b) Lessor will correct any defect in the title to the Leased Premises, if any exists thereon;

   (c) Lessor has not conveyed the coal rights to the Leased Premises and that the coal rights of the Leased Premises are not subject to any existing lease;

   2. **Preservation of Title.** Lessor will do anything lawfully within Lessor's power to protect and defend the Leased Premises against the claims and demands of all persons claiming the whole or any party thereof.

   3. **Lesser Interest.** In the event Lessor owns less than the entire, undivided interests in the Leased Premises, all sums paid by Lessee to Lessor hereunder shall be prorated to the actual interests.

   4. **Title and Geological Examination.** Upon the execution of this Agreement, Lessor agrees to furnish Lessee all abstracts of title, title opinions, status reports, other title papers, geological, geochemical, geophysical, and engineering data as it has in its possession or control. Lessor agrees at its cost to attempt to cure any title defects to the satisfaction of Lessee. In the case Lessor is entitled to geologic information from prior Lessees, and if that information is not in the possession of Lessor, then Lessor hereby empowers Lessee as its agent to receive or otherwise obtain said information.

5. **Lease Term.** The term of this Agreement shall begin with the date hereof and shall continue to and until the third anniversary of such date, but subject to earlier termination as herein provided. Lessor and or Lessee may opt out of this agreement at the end on the second anniversary of this agreement by providing thirty days written notice.

6. **Advance Rental.** Not Applicable.

3. **Surface Mining.** This agreement grants African Diamond Company, Inc. the exclusive right to mine and extract the coal, as well as the Right of Way, for the geographical which consist of a total on 9,776 acres located in Preston County, West Virginia.

4. **Payment for Coal Rights.** African Diamond Company, Inc. (Lessee) agrees to pay **Charles W. Cox, and Carol A. Nicholas**, three dollars per acre payable semi annually. The lessee shall be responsible for applicable taxes on the 9,776 acres which accrue after the execution of this agreement. Additionally, **African Diamond Company, Inc.** agrees to pay **Charles W. Cox, and Carol A. Nicholas** a royalty of six percent of the net proceeds from all coal extracted pursuant to this agreement and sold in the open market.

5. **Defaults.** If lessor or lessee defaults, the agreement may be terminated by either party. The lessor shall be deemed to be in default if they fail to abide by any of the conditions of this agreement or in any way interfere with the lessee's ability to conduct mining activity at the 9,776 acres. Lessee shall be deemed to be in default if royalty payments are not made when within thirty days of the due date. The lessor shall have the option of terminating this Agreement by providing thirty day written notice to African Diamond Company, Inc. African Diamond Company, Inc. shall have sixty days to take corrective action to remedy the default.

6. **Entire Agreement.** This Agreement contains the entire agreement of the parties, and there are no other promises or conditions in any other agreement whether oral or written. The agreement supersedes any prior written or oral agreements between the parties.

7. **Applicable Law.** This Agreement shall be governed by the laws of the State of West Virginia.

Gabriel Joseph Abensur
AFRICAN DIAMOND, INC.

Date 11/14/2007

REBECCA T. FALLER
16/1 College Lane, Gibralter
Notary COMMISSIONER FOR OATHS

Charles Cox

Date 11-14-07

Notary

Carol Nicholson

Date 11-14-07

Notary

STATE OF WEST VIRGINIA
COUNTY OF MONONGALIA

The foregoing instrument was acknowledged before me this 14th day of November, 2007 by Charles W. Cox and Carol Nicholson.

My commission expires Feb. 20, 2014

Loretta Conner
Notary Public

OFFICIAL SEAL
NOTARY PUBLIC, STATE OF WEST VIRGINIA
LORETTA CONNER
WVU DAVIS CAFCS
P.O. BOX 6108
MORGANTOWN, WV 26506-6108
MY COMMISSION EXPIRES FEB. 20, 2014

Mining Lease Agreement

1. This Mining Lease and Agreement (hereinafter called "Agreement"), made and entered into this 31st day of October, 2007, between **Charles W. Cox, and Carol Nicholson**, residing at Rt. 1 Box 115A Thornton, WV 26640, **Doris Rolland Jennings**, Rt. 1 Box 129 Thornton, WV 26640, and **Darlene V. Murray**, Rt. 1 Box 229 Newburg, WV 26410 (Lessors), and **African Diamond** Inc. a Nevada corporation (hereinafter called) "Lessee".

2. **IN CONSIDERATION OF THE PREMISES,** the parties hereby covenant and agree as follows:

1. **Lessor Representations.** Lessor warrants and represents that:

(a) Lessor is the legal and equitable owner in the Leased Premises;

(b) Lessor will correct any defect in the title to the Leased Premises, if any exists thereon;

(c) Lessor has not conveyed the Leased Premises and that the Leased Premises are not subject to any existing lease, subject to the terms of this Agreement retaining the rights to all coal in or on the property;

2. **Preservation of Title.** Lessor will do anything lawfully within Lessor's power to protect and defend the Leased Premises against the claims and demands of all persons claiming the whole or any party thereof.

3. **Lesser Interest.** In the event Lessor owns less than the entire, undivided interests in the Leased Premises, all sums paid by Lessee to Lessor hereunder shall be prorated to the actual interests.

4. **Title and Geological Examination.** Upon the execution of this Agreement, Lessor agrees to furnish Lessee all abstracts of title, title opinions, status reports, other title papers, geological, geochemical, geophysical, and engineering data as it has in its possession or control. Lessor agrees at its cost to attempt to cure any title defects to the satisfaction of Lessee. In the case Lessor is entitled to geologic information from prior Lessees, and if that information is not in the possession of Lessor, then Lessor hereby empowers Lessee as its agent to receive or otherwise obtain said information.

5. Lease Term. The term of this Agreement shall begin with the date hereof and shall continue to and until the fifth anniversary of such date, but subject to earlier termination as herein provided.

6. Coal Rights Payment. Lessee shall pay Lessor a one time fee of Fifteen Thousand ($15,000.00) dollars upon the execution of this Agreement to assume its rights to mine and extract coal pursuant to this agreement.

3. **Surface Mining.** This agreement grants African Diamond Company, Inc. the exclusive right to mine and extract the coal [redacted], as well as the Right of Way, for the geographical area known as **Birds Creek/Schafer Track,** which is owned by James Schafer and Darby Schafer (Land Owners), Rt. 1 Box 129 Newburg, WV 26410. This geographical area known as Birds Creek or Schafer Track, consist of 172.95 acres. Map 10 parcel 30-39 Exhibit A. According to Deed in Book 474 Page 589

4. **Royalty Payment.** African Diamond Company, Inc. (Lessee) agrees to pay the Lessors a 6% royalty on all coal sold as a result of mining activity pursuant to this agreement as follows: **Charles W. Cox** and **Carol A. Nichols** (75% Mineral Owners), **Doris Rolland Jennings**, and **Darlene V. Murray** (25% Mineral Owners), which shall be distributed proportionately according to ownership of mineral rights. With each Royalty Payment (Lessee) will submit (Lessors) a written report that sets forth the calculation of the amount of the Royalty Payment.

5. **Defaults.** If lessor or lessee defaults the agreement may be terminated by either party. The lessor shall be deemed to be in default if they fail to abide by any of the conditions of this agreement or in any way interfere with the lessee's ability to conduct mining activity at the Birds Creek/Schafer Track. Lessee shall be deemed to be in default if royalty payments are not made when within thirty days of the due date. The lessor shall have the option of terminating this Agreement by providing thirty day written notice to African Diamond Company, Inc. African Diamond Company, Inc. shall have sixty days to take corrective action to remedy the default.

6. **Entire Agreement.** This Agreement contains the entire agreement of the parties, and there are no other promises or conditions in any other agreement whether oral or written. The agreement supersedes any prior written or oral agreements between the parties.

7. **Applicable Law.** This Agreement shall be governed by the laws of the State of West Virginia.

Gabriel Joseph Abensur
African Diamond, Inc.

Date 11-17-2007

REBECCA T. FALLER
16/1 College Lane, Gibralter
Notary COMMISSIONER FOR OATHS

Charles Cox

Date 10-31-07

Notary

OFFICIAL SEAL
STATE OF WEST VIRGINIA
NOTARY PUBLIC
Kimberly R. Plum
CN Business Service
Route 1 Box 229
Newburg, WV 26410
My Commission Expires June 21, 2010

Carol Nicholson

Date 11-1-07

Notary

OFFICIAL SEAL
STATE OF WEST VIRGINIA
NOTARY PUBLIC
Misty D. Bolton
RR 1, Box 33A
Moatsville, WV 26405
My Commission Expires Sep. 28, 2017

Doris Rolland Jennings

Date 10/31/07

Notary

OFFICIAL SEAL
STATE OF WEST VIRGINIA
NOTARY PUBLIC
Misty D. Bolton
RR 1, Box 33A
Moatsville, WV 26405
My Commission Expires Sep. 28, 2017

Darlene V. Murray

Date

Notary

OFFICIAL SEAL
STATE OF WEST VIRGINIA
NOTARY PUBLIC
Kimberly R. Plum
CN Business Service
Route 1 Box 229
Newburg, WV 26410
My Commission Expires June 21, 2010

Charles Cox Date: 10-31-07

Notary

OFFICIAL SEAL
STATE OF WEST VIRGINIA
NOTARY PUBLIC
Kimberly R. Plum
DN Business Service
Route 1 Box 229
Newburg, WV 26410
My Commission Expires June 21, 2010

Carol Nicholson Date: 11-1-07

Notary

OFFICIAL SEAL
STATE OF WEST VIRGINIA
NOTARY PUBLIC
Misty D. Bolton
RR 1, Box 33A
Moatsville, WV 26405
My Commission Expires Sep. 28, 2017

Doris Rolland Jennings Date: 10/31/07

Notary

OFFICIAL SEAL
STATE OF WEST VIRGINIA
NOTARY PUBLIC
Misty D. Bolton
RR 1, Box 33A
Moatsville, WV 26405
My Commission Expires Sep. 28, 2017

Darlene V. Murray Date

Notary

OFFICIAL SEAL
STATE OF WEST VIRGINIA
NOTARY PUBLIC
Kimberly R. Plum
DN Business Service
Route 1 Box 229
Newburg, WV 26410
My Commission Expires June 21, 2010

Mining Lease Agreement

1. This Mining Lease and Agreement (hereinafter called "Agreement"), made and entered into this 14th day of ~~October~~ November, 2007, between **Charles W. Cox, Carol Nicholson**, residing at Rt. 1 Box 115 Thornton, WV ~~26640~~ 26440, (Lessors), and **African Diamond Inc.** a Nevada corporation (hereinafter called) "Lessee".

2. **IN CONSIDERATION OF THE PREMISES,** the parties hereby covenant and agree as follows:

1. Lessor Representations. Lessor warrants and represents that:

(a) Lessor is the legal and equitable owner in the Leased Premises;

(b) Lessor will correct any defect in the title to the Leased Premises, if any exists thereon;

(c) Lessor has not conveyed the Leased Premises and that the Leased Premises are not subject to any existing lease, subject to the terms of this Agreement retaining the rights to all coal in or on the property;

(d) Lessor represents that there is currently a Prospecting Permit for the land that is the subject of this agreement;

2. **Preservation of Title.** Lessor will do anything lawfully within Lessor's power to protect and defend the Leased Premises against the claims and demands of all persons claiming the whole or any party thereof.

3. **Lesser Interest.** In the event Lessor owns less than the entire, undivided interests in the Leased Premises, all sums paid by Lessee to Lessor hereunder shall be prorated to the actual interests.

4. **Title and Geological Examination.** Upon the execution of this Agreement, Lessor agrees to furnish Lessee all abstracts of title, title opinions, status reports, other title papers, geological, geochemical, geophysical, and engineering data as it has in its possession or control. Lessor agrees at its cost to attempt to cure any title defects to the satisfaction of Lessee. In the case Lessor is entitled to geologic information from prior Lessees, and if that information is not in the possession of

Lessor, then Lessor hereby empowers Lessee as its agent to receive or otherwise obtain said information.

5. **Lease Term.** The term of this Agreement shall begin with the date hereof and shall continue to and until the fifth anniversary of such date, but subject to earlier termination as herein provided.

6. **Payment.** Lessee shall pay Lessor a one time fee of Five Thousand ($5,000.00) dollars upon the execution of this agreement.

3. **Surface Mining.** This agreement grants **African Diamond Company, Inc.** the exclusive right to mine and extract the coal, as well as the Right of Way, for the geographical area known as **Pringle Run**, to which **Charles W. Cox, Carol Nicholson**, have the right to mine and or extract coal. This geographical area known as **Pringle Run**, consist of 175 acres of surface, Kingwood District, Preston County, West Virginia.
   Exhibit A. According to Deed in Book 427 Page 133
   Map 24 Parcel 17.5

4. **Royalty Payment.** African Diamond Company, Inc. (Lessee) agrees to pay **Charles W. Cox, Carol A. Nicholson a 6% Royalty on all coal which is sold in the open market.** With each Royalty Payment (Lessee) will submit (Lessors) a written report that sets forth the calculation of the amount of the Royalty Payment.

5. **Defaults.** If lessor or lessee defaults the agreement may be terminated by either party. The lessor shall be deemed to be in default if they fail to abide by any of the conditions of this agreement or in any way interfere with the lessee's ability to conduct mining activity at the **Pringle Run**. Lessee shall be deemed to be in default if royalty payments are not made when within thirty days of the due date. The lessor shall have the option of terminating this Agreement by providing thirty day written notice to **African Diamond Company, Inc. African Diamond Company, Inc.** shall have sixty days to take corrective action to remedy the default.

6. **Entire Agreement.** This Agreement contains the entire agreement of the parties, and there are no other promises or conditions in any other agreement whether oral or written. The agreement supersedes any prior written or oral agreements between the parties.

7. **Applicable Law.** This Agreement shall be governed by the laws of the State of West Virginia.

Gabriel Joseph Abensur
African Diamond, Inc.

11-17-2007
Date

REBECCA T. FALLER
Notary 16/1 College Lane, Gibraltar
COMMISSIONER FOR OATHS

Charles Cox

11-14-07
Date

Carol Nicholson

11-14-07
Date

Notary

STATE OF WEST VIRGINIA
COUNTY OF MONONGALIA

The foregoing instrument was acknowledged before me this 14th day of November, 2007 by Charles W. Cox and Carol Nicholson.

My commission expires Feb. 20, 2014

Loretta Conner
Notary Public

OFFICIAL SEAL
NOTARY PUBLIC, STATE OF WEST VIRGINIA
LORETTA CONNER
WVU DAVIS CAFCS
P.O. BOX 6108
MORGANTOWN, WV 26506-6108
MY COMMISSION EXPIRES FEB. 20, 2014